LEGAL CHARGE AND SECURITY AGREEMENT
                                   (All Asset)



              AGREEMENT entered into at 100 Federal Street, Boston, Massachusetts this 25th day of November 1996 between BPI Packaging (UK) Limited, a Private Limited Company incorporated under the United Kingdom Companies Act of 1985 with a registered office situated at 211 Picadilly, London, England W1V9LD (hereinafter called the "Guarantor") and Foothill Capital Corporation, a California corporation with a place of business at 1111 Santa Monica Boulevard, Los Angeles, California (the "Lender"). The tangible personal property which is the subject matter of this Agreement is and will be kept at the Guarantor's address indicated above.

           1 . Grant of Security Interest. In consideration of the Lender's extending financial accommodations to the Guarantor, through loans made to BPI Packaging Technologies, Inc. ("BPI") under a Loan and Security Agreement (the "Loan Agreement") dated November __,1996, and to secure Guarantor's obligations pursuant to Guarantor's Guaranty of the obligations of BPI Packaging Technologies, Inc. to the Lender, the Guarantor hereby grants to the Lender a security interest in and floating charge in and against (including, without limitation, a lien on and pledge of) all of the Guarantor's Collateral (as hereinafter defined). The security interest and floating charge granted by this Agreement is given to and shall be held by the Lender as security for the payment and performance of all Obligations (as hereinafter defined). The Lender shall have the unrestricted right from time to time apply (or to change any application already made of) the proceeds of any of the Collateral to any of the Obligations, as the Lender in its sole discretion may determine. The Guarantor will, at such intervals as the Lender may request, notify the Lender, upon a form satisfactory to the Lender, of all Collateral which has come into existence since the date hereof or the date of the last such notification, including, without limitation, the delivery of schedules of the Collateral and/or proceeds resulting from the sale or other disposition thereof.

           2. Definitions. The following definitions shall apply:


           (a) "Collateral" shall mean all the Guarantor's present and future right, title and interest in and to any and all of the following property, whether such property is now existing or hereafter created:


           (i)   All Inventory;

          (ii) All accounts, accounts receivable, contract rights, and chattel paper, regardless of whether or not they constitute proceeds of other Collateral;

         (iii) All general intangibles, regardless of whether or not they constitute proceeds of other Collateral, including, without limitation, all of the Guarantor's rights to tax refunds and all the Guarantor's rights (which


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                 the Lender may exercise or not as it in its sole discretion may determine)  to acquire or obtain  goods  and/or  services  with
                 respect  to  the  manufacture,   processing,   storage,   sale,
                 shipment, delivery or installation of any of the Guarantor's inventory or other Collateral:

           iv)   All products of and accessions to any of the Collateral;

           (v)   All  liens,  guaranties,   securities,   rights,  remedies  and
                 privileges pertaining to any of the Collateral, including the right of stoppage in transit;

          (vi) All obligations owing to the Guarantor of every kind and nature; and all choses in action;

         (vii) All goodwill, trade secrets, computer programs (other than programs relating to production equipment), customer lists, trade names, trademarks and patents;

        (viii)   All   documents   and   instruments   (whether   negotiable  or
                 non-negotiable, and regardless of their being attached to chattel paper);

          (ix) All proceeds of Collateral of every kind and nature in whatever form, including, without limitation, both cash and noncash proceeds resulting or arising from the rendering of services by the Guarantor or the sale or other disposition by the Guarantor of the Inventory or other Collateral;

           (x) All books and records relating to the conduct of the Guarantor's business including, without in any way limiting the generality of the foregoing, those relating to its accounts; and

          (xi)   All deposit accounts maintained by the Guarantor with any bank,
                 trust  company,   investment  firm  or  fund,  or  any  similar
                 institution or organization.

           (b) "Contract Rights" or "contract rights" means rights of the Guarantor to payment under contracts not yet earned by performance and not evidenced by instruments or chattel paper.

           (c) "Inventory" shall include, without limitation, any and all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held by the Guarantor for sale or other disposition, and also including any returned or repossessed inventory or inventory detained from or rejected for entry into the United States by the appropriate governmental authorities, all products of and accessions to inventory and including documents of title, whether negotiable or non-negotiable, representing any of the foregoing.

           (d) "Debtors" shall mean the Guarantor's customers who are indebted to the Guarantor.


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           (e)  "Obligation(s)"  shall include,  without limitation,  all loans,
advances,   indebtedness,   notes,   liabilities  and  amounts,   liquidated  or
unliquidated, owing by the Guarantor to the Lender at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Guarantor to the Lender; or are due indirectly by the Guarantor to the Lender as endorser, guarantor or other surety, or as obligor of obligations due third persons which have been endorsed or assigned to the Lender, or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted. Said term shall also include all interest and other charges chargeable to the Guarantor or due from the Guarantor to the Lender from time to time and all costs and expenses referred to in this Agreement.

           (f)   "Person"  or  "party"   shall   include   individuals,   firms,
corporations and all other entities.

           (g) "Event of Default" shall mean the occurrence of any one or more of the following events:

                  (1) default of any liability, obligation or undertaking of the Guarantor to the Lender hereunder;

                  (2) an Event of Default under the Loan and Security Agreement of even date among BPI, RC AMERICA, INC. ("RC") and the Lender (the "Loan Agreement");

                  (3) occurrence with respect to the Guarantor of one of the Events of Default set forth in the Loan Agreement as if the Guarantor hereunder was a party to the Loan Agreement; or

                  (4) the termination of any guaranty of the obligations of BPI and RC to the Lender.

           All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Massachusetts Uniform Commercial Code (General Law, Chapter 106) as amended from time to time (herein the "Code").


           3. Ordinary Course of Business. The Lender hereby authorizes and permits the Guarantor to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of the Inventory for fair consideration, all in the ordinary course of the Guarantor's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Lender's security interest or other right hereunder in the proceeds resulting therefrom. The Lender also hereby authorizes and permits the Guarantor to receive from the Debtors all amounts due as proceeds of the Collateral at the Guarantor's own cost and expense, and also liability, if any, subject to the direction and control of the Lender at all times; and the Lender may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the


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Guarantor with reference to the Collateral.

           Until the Lender shall otherwise notify the Guarantor, all proceeds of and collections of Collateral shall be retained by the Guarantor and used solely for the ordinary and usual operation of the Guarantor's business. From and after notice by the Lender to the Guarantor, all proceeds of and collections of the Collateral shall be held in trust by the Guarantor for the Lender and shall not be commingled with the Guarantor's other funds or deposited in any bank account of the Guarantor; and the Guarantor agrees to deliver to the Lender on the dates of receipt thereof by the Guarantor, duly endorsed to the Lender or to bearer, or assigned to the Lender, as may be appropriate, all proceeds of the Collateral in the identical form received by the Guarantor.

           4. Allowances. The Guarantor may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Lender's written consent in each instance) as the Guarantor may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing accepting the return of all or any part of the Inventory (subject to the provisions set forth in this Agreement with reference to returned Inventory).

           5. Costs and Expenses. The Guarantor shall pay to the Lender any and all costs and expenses (including, without limitation, reasonable attorneys' fees, court costs, litigation and other expenses) incurred or paid by the Lender in establishing, maintaining, protecting or enforcing any of the Lender's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Lender in defending the Lender's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Collateral.

           6. Books and Records. The Guarantor shall hold its books and records relating to the Collateral segregated from all the Guarantor's other books and records in a manner satisfactory to the Lender; and shall deliver to the Lender from time to time promptly at its request, all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Guarantor will deliver to the Lender promptly at the Lender's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of Inventory, schedules of accounts and such other writings as the Lender may in its sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Lender's security interest in the Collateral.

           7. Legends. The Guarantor shall promptly make, stamp or record such entries or legends on the Guarantor's books and records or on any of the Collateral as the Lender shall request from time to time to indicate and disclose that the Lender has a security interest in such Collateral.

           8. Inspection. The Lender, or its representatives, at any time and from time to time, shall have the right, and the Guarantor will permit it and them:

           (a) to examine, check, make copies of or extracts from any of the Guarantor's books, records and files (including, without limitation, orders and original correspondence);

           (b) to  inspect  and  examine  the  Guarantor's  Inventory  or  other
Collateral and to check and test the same as to quality, quantity, value and condition; and the Guarantor agrees to reimburse the Lender for its reasonable costs and expenses in so doing; and

           (c) to verify the Collateral or any portion or portions thereof or the Guarantor's compliance with the provisions of this Agreement.


           9. Further Assurance. The Guarantor will execute and deliver to the Lender any writings and do all things necessary, or requested by the Lender to carry into effect the provisions and intent of this Agreement, or to vest more fully in or assure to the Lender the security interest in the Collateral granted to the Lender by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral, including the furnishing, at the Guarantor's own cost and expense, at such intervals as the Lender may establish from time to time, of reports, financial data and analyses satisfactory to the Lender. A carbon, photographic or other reproduction of this Agreement or any financing statement executed pursuant to the terms hereof shall be sufficient as a financing statement for the purpose of filing with the appropriate authorities.

          10. Covenants and Warranties. The Guarantor covenants with and warrants to the Lender:


           (a) That all Inventory in which the Lender is now or hereafter given a security interest pursuant to this Agreement will at all times be kept and maintained in good order and condition at the sole cost and expense of the Guarantor.

           (b) That the Guarantor will maintain in force one or more policies of insurance on all Inventory against risks of fire (with customary extended coverage), sprinkler leakage, theft, loss or damage and other risks customarily insured against by companies engaged in businesses similar to that of the Guarantor in such amounts, containing such terms, in such form, for such periods, covering such hazards and written by such companies as may be satisfactory to the Lender, such insurance to be payable to the Lender as its interest may appear in the event of loss; the policies for the same shall be deposited with the Lender; no loss shall be adjusted thereunder without the Lender's approval; and all such policies shall provide that they may not be cancelled without first giving at least ten (10) days' written notice of cancellation to the Lender. In the event that the Guarantor fails to provide evidence of the maintenance of such insurance satisfactory to the Lender, the Lender may, at is option, secure such insurance and charge the cost thereof to the Guarantor and as a debit charge in the Guarantor's Loan Account, if any, or any other account of the Guarantor with the Lender. At the option of the Lender, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, or after demand respecting any Obligations payable upon demand, the Lender is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Lender, as a payment on account of the Obligations.

           (c) That at the date hereof the Guarantor is (and as to Collateral that the Guarantor may acquire after the date hereof, will be) the lawful owner of the Collateral, and that the Collateral, and each item thereof, is, will be, and shall continue to be free of all restrictions, liens, encumbrances, or other rights, title or interests (other than the security interest therein granted to the Lender hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever; that the Guarantor has and will have full power and authority to grant to the Lender a security interest therein, and that the Guarantor has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to Inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Guarantor's right, title or interest therein), to any person other than the Lender; that the Collateral is and will be valid and genuine in all respects; that all accounts arise out of legally enforceable and existing contracts in accordance with their tenor; and that upon the Guarantor's acquisition of any interest in contract rights, it shall in writing immediately notify the Lender thereof, specifically identifying the same as contract rights, and, except for such contract rights, no part of the Collateral (or the validity or enforceability by the Lender thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and that the Collateral, other than Inventory and Equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor for sales or leases of Inventory shipped and delivered or services rendered by the Guarantor to Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Lender); and that the Guarantor will warrant and defend the Lender's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

           (d) That no contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument (negotiable or otherwise), and that no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or forthwith upon receipt by the Guarantor will be delivered to the Lender (duly endorsed or assigned, as may be appropriate), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and that any security for or guaranty of any of the Collateral shall be delivered to the Lender immediately upon receipt thereof by the Guarantor, with such assignments and endorsements thereof as the Lender may request.

           (e) That, except for sale, processing, use consumption or other disposition in the ordinary course of business, the Guarantor will keep all Inventory only at locations specified in this Agreement; that the Guarantor shall, during the term of this Agreement, keep the Lender currently and accurately informed in writing of each location where the Guarantor's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records, or any of them, to another state without giving the Lender at least thirty (30) days prior written notice thereof; that the Guarantor's chief executive office is correctly stated in the preamble to this Agreement, and Guarantor shall, during the term of this Agreement, keep the Lender currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open any new, or close, move or change any existing of new place of business without giving the Lender at least thirty (30) days prior written notice thereof.

           (f) That the Lender shall not be deemed to have assumed any liability or responsibility to the Guarantor or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Guarantor by the Lender (which shall automatically be deemed to be without recourse to the Lender in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and that the Lender, by accepting such security interest in the Collateral, or by releasing any Collateral to the Guarantor, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Guarantor agrees to indemnify and defend the Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Paragraph.

           (g) That each account or other item of Collateral, other than Inventory will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto; that upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature, or any other act of the same or different nature amounting to a business failure, the Guarantor will forthwith notify the Lender thereof.

           (h) That the Guarantor will immediately notify the Lender of any loss or damage to, or material diminution in or any occurrence which would adversely affect the value of, the Inventory, or other Collateral.

           (i) That the Lender may from time to time in the Lender's discretion hold and treat any deposits or other sums at any time credited by or due from the Lender to the Guarantor and any securities or other property of the Guarantor in the possession of the Lender, whether for safekeeping or otherwise, as collateral security for and apply or set the same off against any Obligations whether or not an Event of Default has occurred or demand has been made. Without limiting the generality of the foregoing, if at any time the amount of the revolving credit as then set by the Lender shall be exceeded, the Guarantor shall pay cash to the Lender in the amount of such excess if the Lender so requests, or the Lender may charge such amount against any deposit account of the Guarantor with the Lender.

           (j) That if any of the Collateral includes a charge for, or if any loan by the Lender to the Guarantor shall be subject to any tax payable to any governmental taxing authority, the Guarantor shall pay such tax independently when due. The Lender may retain the full proceeds of the Collateral and the Guarantor will indemnify and save the Lender harmless from any loss, cost, liability or expense (including, without limitation, reasonable attorney's fees), in connection therewith.

           (k) That at any time or times and whether or not an Event of Default has occurred or demand has been made, the Lender may notify any Debtor or Debtors of its security interest in the Collateral and collect all amounts due thereon; and the Guarantor agrees, at the request of the Lender, to notify all or any of the Debtors in writing of the Lender's security interest in the Collateral in whatever manner the Lender requests and, if the Lender so requests, to permit the Lender to mail such notices at the Guarantor's expense.

           (l) That the Lender may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, or take any other action that the Lender may deem proper to repair, maintain or preserve any of the Collateral, and the Guarantor will pay to the Lender on demand or the Lender in its sole discretion may charge to the Guarantor all amounts so paid or incurred by it or as a debit charge against the Guarantor's loan account, if any, or any other deposit account of the Guarantor with the Lender.

           (m) That the Lender in its sole discretion from time to time shall have the right to demand and receive from the Guarantor additional property of nature and types not included in this Agreement, including, without limitation, interests in real property, and thereupon the words "Collateral" and "security interest" shall be deemed to include, any and all such additional property and the Lender's interests therein. The Guarantor shall promptly, upon request of the Lender, deliver, transfer, assign and make over to the Lender all the Guarantor's right, title and interest in any such additional property; and shall execute and deliver to the Lender any writings and do all things necessary, effectual or requested by the Lender to vest fully in or assure to the Lender (including, without limitation, all steps to create and perfect) its security interest in such additional property. The Lender shall have in respect to such additional property all the rights, powers, privileges, discretions and immunities granted to it under this Agreement with the same force and effect as if said additional property had been listed herein, including, without limitation, the right to apply such property, or any part thereof, and any proceeds thereof to any Obligation.

           (n) That all representations now or hereafter made by the Guarantor to the Lender, whether in this Agreement or in any supporting or supplemental reports, statements or documentation, including, without limitation, statements relating to the Collateral and financial statements, are, will be, and shall continue to be true and correct in all respects.


          11. Power of Attorney. The Guarantor hereby irrevocably constitutes and appoints the Lender as the Guarantor's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Guarantor but for the sole benefit of the Lender, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the Inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Guarantor, including, without limitation, executing releases, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Guarantor and to take therefrom any remittances or proceeds of Collateral in which the Lender has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Guarantor to such address as the Lender shall designate; to endorse the name of the Guarantor in favor of the Lender upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Guarantor on and to receive as secured party any of the Collateral, any invoices schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Guarantor on any notice of the Debtors or on verification of the Collateral; and to sign and file or record on behalf of the Guarantor any financing or other statement in order to perfect or protect the Lender's security interest. The Lender shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Lender elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Guarantor except for willful misconduct in bad faith. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Guarantor to the Lender shall remainunpaid.

           Whenever the Lender deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Lender may reassign the item in question to the Guarantor (and if the Lender shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Lender in any event) and require the Guarantor to proceed with such legal or other action at the Guarantor's sole liability, cost and expense, in which event all amounts collected by the Guarantor on such item shall nevertheless be subject to the Lender's security interest.

          12. Default. If an Event of Default shall occur, at the election of the Lender, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

           The Lender is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Lender may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it by applicable law, all as the Lender may determine. If notice of a sale or other action by the Lender is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Guarantor agrees that five (5) days' written notice to the Guarantor, or the shortest period of written notice permitted by such law, whichever is larger, shall be sufficient notice; and that to the extent permitted by law, the Lender, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be free from any right of redemption, which the Guarantor hereby waives and releases. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Guarantor to the Lender shall be returned to the Guarantor or to such other party as may be legally entitled thereto; and if there is a deficiency, the Guarantor shall be responsible for the same, with interest. Upon demand by the Lender, the Guarantor shall assemble the Collateral and make it available to the Lender at a place designated by the Lender which is reasonably convenient to the Lender and the Guarantor. The Guarantor hereby acknowledges that the Lender has extended credit and other financial accommodations to the Guarantor upon reliance of the Guarantor's granting the Lender the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Guarantor hereby acknowledges that the Lender is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Guarantor hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreprable harm to the Lender.

           13. Indemnification. The Guarantor shall indemnify, defend, and hold the Lender harmless of and from any claim brought or threatened against the Lender by the Guarantor, any guarantor or endorser of the Obligations, or any other person (as well from attorneys' reasonable fees and expenses in connection therewith) on account of the Lender's relationship with the Guarantor, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender's election, but at the expense of the Guarantor). The within indemnification shall survive payment of the Obligations, and/or any termination, release, or discharge executed by the Lender in favor of the Guarantor.

           14. Waivers. The Guarantor waives notice of nonpayment, demand, presentment, protest or notice of protest of the Collateral, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Lender in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions (all of which are hereinafter collectively referred to as "the Lender's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Lender of any default of the Guarantor hereunder or of any demand shall operate as a waiver of any other default hereunder or of any other demand. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Lender, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Lender and the Guarantor at any time (whether before, during or after the effective date or term of this Agreement) shall be construed as a waiver, modification or limitation of any of the Lender's rights and remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Lender's rights and remedies under any such other agreement or transaction) but all the Lender's rights and remedies not only under the provisions of this Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

           15. Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

           16. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Lender shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Lender already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Lender shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Lender prior to such termination. The Lender may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Lender; and the Lender shall then be relieved and discharged of any any responsibility or liability with respect to this Agreement and the Collateral.

           17. Notices. Any notices under or pursuant to this Agreement shall be deemed duly received by the Guarantor and effective if delivered in hand to any officer or agent of the Guarantor, or if mailed by registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's last address on the Lender's records. Any notices to the Lender under or pursuant to this Agreement shall be mailed to the Lender by registered, certified, or express mail, return receipt requested, addressed to the Lender at the address shown at the beginning of this Agreement and shall be deemed effective five (5) days after receipt by the Lender.

           18. Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Guarantor to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic, or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).


                                            BORROWER:
                                            BPI PACKAGING (UK) LIMITED


                                            [By:] /s/ Dennis N. Caulfield
                                                  -----------------------
                                            Name:     Dennis N. Caulfield
                                                  -----------------------

                                            Title:  Chief Executive Officer
                                                  ---------------------------

                                            [By:]____________________________

                                            Name:____________________________

                                            Title:___________________________


ACCEPTED:

Foothill Capital Corporation

By:  /s/ Stephen C. Weber
    -------------------------
     Senior Vice President

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                     November 25, 1996

          Then personally appeared the above-named, Dennis N. Caulfield the CEO of BPI Packaging (UK) Limited, and acknowledged the foregoing instrument to be his free act and deed, before me,

                                            ------------------------------------
                                                                 , Notary Public
                                            My Commission Expires: Nov. 2, 2002



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